                                     [GRAPHIC]

                               Annual Report October 31, 2001

Oppenheimer
Emerging Technologies Fund


                                                 [LOGO] OPPENHEIMERFUNDS

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Emerging Technologies Fund seeks long-term capital appreciation.

     CONTENTS

      1   Letter to Shareholders

      3   An Interview with Your Fund's Managers

      8   Fund Performance

     14   Financial Statements

     33   Independent Auditors' Report

     34   Federal Income Tax Information

     35   Officers and Trustees

--------------------------------------------------------------------------------

Average Annual Total Returns*
                                   For the 1-Year Period
                                   Ended 10/31/01
                                   Without              With
                                   Sales Chg.           Sales Chg.
------------------------------------------------------------------
Class A                            -68.74%              -70.53%
------------------------------------------------------------------
Class B                            -68.93               -70.48
------------------------------------------------------------------
Class C                            -68.93               -69.24
------------------------------------------------------------------
Class N                            -46.89               -47.42
------------------------------------------------------------------
Class Y                            -68.40
------------------------------------------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 13 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

  [PHOTO]
JOHN V. MURPHY
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.

     The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the tenth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.

     During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.

     It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.

     As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.

                  1 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

LETTER TO SHAREHOLDERS

     To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund", the "Lumina Foundation for Education--Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.

     At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.


Sincerely,


/s/ John V. Murphy

John V. Murphy
November 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                  2 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


How would you characterize the Fund's performance during the 12-month period that ended October 31, 2001?

Exceptionally challenging conditions prevailed for growth-oriented investments when the Fund was launched on April 25, 2000. Most growth stocks declined during the period, particularly the small-cap growth stocks on which the Fund focuses. As a result, our performance suffered along with that of most similar funds. While we are disappointed with these results, we believe that the declines of the past year have created compelling opportunities among small-cap growth stocks for investors with a long-term perspective.


[PHOTO]
Portfolio Management Team (l to r)
Julie Ryan Jim Turner Bruce Bartlett Jin Chon
Not pictured: Al Nagaraj Subrata Ghose

What made this such a challenging period for emerging technology stocks?

When the period began, high interest rates and rising energy prices caused U.S. economic growth to slow. As a result, revenues and earnings fell short of expectations across a wide range of traditional growth-oriented industries, particularly in technology. The downturn was so severe in the telecommunications industry group that many companies reported a near cessation of business activity.

     Although interest rates and energy prices declined in 2001, the challenging environment for most technology and telecommunications-related industries persisted throughout the period, largely because of reduced capital spending by business customers.

                  3 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Just as computer technology revolutionized business practices and productivity during recent decades, new bandwidth-related products, services and technologies are shaping tomorrow's business environment.

How did you manage the Fund under these conditions?

We created Oppenheimer Emerging Technologies Fund to take advantage of the emergence of what we believe is a powerful new paradigm at the center of technological development. This paradigm is driven by growing demand for telecommunications "bandwidth," a measure of the carrying capacity of a computer network. Demand for greater bandwidth is fueled by a variety of new products and services, most of which are related to the rapidly expanding use of the Internet. Just as computer technology revolutionized business practices and productivity during recent decades, we believe that new bandwidth-related products, services and technologies are shaping tomorrow's business environment.

     Internet traffic has continued to grow at a rapid pace despite the slowdown in U.S. economic activity. However, declines in corporate capital spending hurt many of the companies developing and commercializing the latest bandwidth-enabling technologies, causing their inventories to rise and profits to decline. In response to these conditions, we shifted the Fund's focus away from these technology developers. Instead, we emphasized companies in other areas of the bandwidth-related paradigm that we believed were better positioned to profit in the prevailing economic environment. Specifically, we focused on service and connectivity providers, such as Verizon Communications, Inc.; Sprint Corp.; Charter Communications, Inc.;


                  4 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Average Annual
Total Returns
                                                For the Periods Ended 9/30/01/1/

                                                                          Since
                                                          1-Year       Inception
--------------------------------------------------------------------------------
Class A                                                   -75.38%        -55.76%
--------------------------------------------------------------------------------
Class B                                                   -75.39%        -55.51%
--------------------------------------------------------------------------------
Class C                                                   -74.35%        -54.22%
--------------------------------------------------------------------------------
Class N                                                   N/A            -50.58%
--------------------------------------------------------------------------------
Class Y                                                   -73.66%        -53.56%
--------------------------------------------------------------------------------

and Comcast Corp. As technology purchasers, these companies were better able to control expenditures and balance costs against revenues during this difficult economic period. At the same time, they remained well positioned to benefit from rising demand for Internet access.


Did the events of September 11, 2001, affect the Fund's performance or approach?

The terrorist attacks' near-term financial impact on most of the Fund's holdings proved to be relatively transient. Within a month, the majority had recovered from the losses suffered in the days following those tragic events. Furthermore, the virtually flawless and uninterrupted performance of Internet and wireless telecommunications on and immediately following September 11 highlighted the increasingly central role of these technologies in today's business world.

     On the other hand, some business practices and perceptions undoubtedly underwent more lasting changes during the final two months of the period. Many companies gained a renewed appreciation of the importance of securing their data communications and storage networks. Many also began exploring investments in virtual private networks (VPNs) that could enable their people to connect with each other and conduct business from outside the office. We positioned the Fund to benefit from these changes by investing in website security providers such as VeriSign, Inc. and VPN technology developers.

     1.   See Notes on page 13 for further details.


                  5 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

What is your outlook for the future?

The Fund's recent performance serves as a reminder of the cyclical nature of many growth-oriented stocks. Short-term economic, product and technology cycles are natural and intrinsic characteristics of growth investing. Over the longer term, however, we believe that the underlying fundamentals driving bandwidth-related growth remain unchanged. Once the current slowdown in corporate capital spending has run its course, we expect robust business growth to prevail once again.

     In the meantime, we are focusing our experience and analytical resources on identifying bottlenecks in the delivery of bandwidth-related products and services. Such bottlenecks represent opportunities to invest in companies that, in our view, have the greatest leverage in the current environment. To take advantage of these opportunities, we have added key professionals to our already highly experienced portfolio management team. Jim Turner, the Fund's co-portfolio manager, joined us in March 2001. He brings to the Fund broad-based expertise in growth investing and specific experience in technology investing. We also added to our team a senior technology analyst with a background in photonics and optical network design.


                  6 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Sector Allocation/2/


     [CHART]

 .   Technology       65.6%
     Computer
     Software        33.4
     Computer
     Services        11.1
     Communications
     Equipment        9.2
     Computer
     Hardware         7.4
     Electronics      4.5
 .    Communication
     Services        18.9
 .    Consumer
     Staples         13.7
 .    Consumer
     Cyclicals        1.8

     While there is no way to know for certain when conditions will turn positive for emerging technology stocks, we remain convinced that the kinds of companies in which we invest are strongly positioned to emerge as business leaders of tomorrow. We remain committed to our disciplined investment strategy of selecting fast-growing companies with solid fundamentals and strong management teams, making Oppenheimer Emerging Technologies Fund part of The Right Way to Invest.

Top Five Common Stock Industries/3/
--------------------------------------------------------------------------------
Computer Software                                                          22.5%
--------------------------------------------------------------------------------
Broadcasting                                                                9.2
--------------------------------------------------------------------------------
Computer Services                                                           7.5
--------------------------------------------------------------------------------
Communications Equipment                                                    6.2
--------------------------------------------------------------------------------
Telecommunications--Long Distance                                           6.1


Top Ten Common Stock Holdings/3/
--------------------------------------------------------------------------------
Cerner Corp.                                                                6.5%
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                                                5.9
--------------------------------------------------------------------------------
Microsoft Corp.                                                             4.3
--------------------------------------------------------------------------------
Verizon Communications, Inc.                                                3.8
--------------------------------------------------------------------------------
Sprint Corp. (PCS Group)                                                    3.7
--------------------------------------------------------------------------------
Charter Communications, Inc., Cl. A                                         3.3
--------------------------------------------------------------------------------
Check Point Software Technologies Ltd.                                      3.2
--------------------------------------------------------------------------------
O2Micro International Ltd.                                                  3.0
--------------------------------------------------------------------------------
SBC Communications, Inc.                                                    2.9
--------------------------------------------------------------------------------
Marvell Technology Group Ltd.                                               2.8


2. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on total market value of common stock.

3. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on net assets.


                  7 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FUND PERFORMANCE


How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the one-year period that ended October 31, 2001, the performance of Oppenheimer Emerging Technology Fund suffered from the impact of slowing U.S. economic growth on technology stocks. In particular, developers of bandwidth-enabling technologies were hurt by a dramatic slowdown in corporate capital spending on telecommunications equipment. We responded by shifting our investment emphasis toward telecommunications service and connectivity providers that we believed were better able to balance expenses and revenues, and were better positioned to capitalize on continuing growth in Internet traffic. We also invested in several website security providers and Virtual Private Network developers that appeared likely to benefit from heightened security and off-site connectivity concerns late in the period. The Fund's portfolio allocation, management and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2001. Performance is measured from the inception of Classes A, B, C and Y on April 25, 2000. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.


                  8 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

     The Fund's performance is compared to that of the Lipper Science & Technology Index and the Standard & Poor's (S&P) 500 Index. The Lipper Science & Technology Index includes the top 30 market weighted funds within the Lipper Science & Technology Classification. The index includes funds that invest 65% of their equity portfolio in science and technology stocks, without considering sales charges. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market.

     Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                  9 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
-- Oppenheimer Emerging Technologies Fund (Class A)
-- S&P 500 Index      ...Lipper Science & Technology Index

                                     [CHART]

                               Value of      Lipper Science &
                     Investment in Fund      Technology Index     S&P 500 Index
--------------------------------------------------------------------------------
    4/25/00                       9,425                10,000            10,000
    7/31/00                      11,263                 9,591             9,879
   10/31/00                      10,594                 8,826             9,897
    1/31/01                       8,615                 7,139             9,487
    4/30/01                       5,709                 5,385             8,703
    7/31/01                       4,388                 4,645             8,464
   10/31/01                       3,312                 3,676             7,434

Average Annual Total Returns of Class A Shares of the Fund at 10/31/01* 1 Year -70.53% Since Inception -51.7%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Emerging Technologies Fund (Class B)
-- S&P 500 Index         ...Lipper Science & Technology Index


                                     [CHART]

                               Value of      Lipper Science &
                     Investment in Fund      Technology Index     S&P 500 Index
--------------------------------------------------------------------------------
    4/25/00                      10,000                10,000            10,000
    7/31/00                      11,930                 9,591             9,879
   10/31/00                      11,200                 8,826             9,897
    1/31/01                       9,090                 7,139             9,487
    4/30/01                       6,020                 5,385             8,703
    7/31/01                       4,610                 4,645             8,464
   10/31/01                       3,341                 3,676             7,434


Average Annual Total Returns of Class B Shares of the Fund at 10/31/01* 1 Year -70.48% Since Inception -51.46%

*See Notes on page 13 for further details.

                  10 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
-- Oppenheimer Emerging Technologies Fund (Class C)
-- S&P 500 Index         ...Lipper Science & Technology Index

                                     [CHART]

                               Value of      Lipper Science &
                     Investment in Fund      Technology Index     S&P 500 Index
--------------------------------------------------------------------------------
    4/25/00                      10,000                10,000            10,000
    7/31/00                      11,930                 9,591             9,879
   10/31/00                      11,200                 8,826             9,897
    1/31/01                       9,090                 7,139             9,487
    4/30/01                       6,010                 5,385             8,703
    7/31/01                       4,610                 4,645             8,464
   10/31/01                       3,480                 3,676             7,434

Average Annual Total Returns of Class C Shares of the Fund at 10/31/01* 1 Year -69.24% Since Inception -50.14%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
-- Oppenheimer Emerging Technologies Fund (Class N)
-- S&P 500 Index         ...Lipper Science & Technology Index


                                     [CHART]

                               Value of      Lipper Science &
                     Investment in Fund      Technology Index     S&P 500 Index
--------------------------------------------------------------------------------
     3/1/01                      10,000                10,000            10,000
    4/30/01                       9,165                10,201            10,094
    7/31/01                       7,041                 8,799             9,817
   10/31/01                       5,258                 6,963             8,621

Cumulative Total Return of Class N Shares of the Fund at 10/31/01* Since Inception - 47.42%

                  11 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FUND PERFORMANCE Continued

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
-- Oppenheimer Emerging Technologies Fund (Class Y)
-- S&P 500 Index         .... Lipper Science & Technology Index


                                     [CHART]

                               Value of      Lipper Science &
                     Investment in Fund      Technology Index     S&P 500 Index
--------------------------------------------------------------------------------
    4/25/00                      10,000                10,000            10,000
    7/31/00                      11,960                 9,591             9,879
   10/31/00                      11,260                 8,826             9,897
    1/31/01                       9,172                 7,139             9,487
    4/30/01                       6,084                 5,385             8,703
    7/31/01                       4,691                 4,645             8,464
   10/31/01                       3,558                 3,676             7,434

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/01* 1-Year -68.40% Since Inception -49.40%

*A, B, C & Y index performance information began on 4/30/00, N began on 2/28/01. Graphs are not drawn to same scale.


                  12 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds web-site at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 4/25/00. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on March 1, 2001. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/25/00. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  13 |OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF INVESTMENTS October 31, 2001

                                                                    Market Value
                                                       Shares         See Note 1
================================================================================
Common Stocks--67.2%
--------------------------------------------------------------------------------
Communication Services--12.7%
--------------------------------------------------------------------------------
Telecommunications-Long Distance--6.1%
Broadcom Corp., Cl. A/1/                                  26,000     $   894,660
--------------------------------------------------------------------------------
Corvis Corp./1/                                          203,700         458,325
--------------------------------------------------------------------------------
Tellium, Inc./1/                                         143,700         955,605
--------------------------------------------------------------------------------
Tellium, Inc./1/,2/                                      333,334       2,216,671
--------------------------------------------------------------------------------
Verizon Communications, Inc.                             145,000       7,222,450
                                                                     -----------
                                                                      11,747,711


--------------------------------------------------------------------------------
Telephone Utilities--2.9%
SBC Communications, Inc.                                 146,000       5,564,060
--------------------------------------------------------------------------------
Telecommunications-Wireless--3.7%
Sprint Corp. (PCS Group)/1/                              320,000       7,136,000
--------------------------------------------------------------------------------
Consumer Cyclicals--1.2%
--------------------------------------------------------------------------------
Consumer Services--1.2%
eBay, Inc./1/                                             45,000       2,361,600
--------------------------------------------------------------------------------
Consumer Staples--9.2%
--------------------------------------------------------------------------------
Broadcasting--9.2%
Charter Communications, Inc., Cl. A/1/                   455,000       6,433,700
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special/1/                          315,000      11,289,600
                                                                     -----------
                                                                      17,723,300

--------------------------------------------------------------------------------
Technology--44.1%
--------------------------------------------------------------------------------
Computer Hardware--5.0%
EMCORE Corp./1/                                           50,000         558,000
--------------------------------------------------------------------------------
Juniper Networks, Inc./1/                                160,000       3,550,400
--------------------------------------------------------------------------------
Marvell Technology Group Ltd./1/                         225,000       5,476,500
                                                                     -----------
                                                                       9,584,900

--------------------------------------------------------------------------------
Computer Services--7.5%
Cerner Corp./1/                                          231,200      12,427,000
--------------------------------------------------------------------------------
Sonus Networks, Inc./1/                                  460,700       1,939,547
                                                                     -----------
                                                                      14,366,547

--------------------------------------------------------------------------------
Computer Software--22.5%
Agile Software Corp./1/                                  468,000       4,455,360
--------------------------------------------------------------------------------
AOL Time Warner, Inc./1/                                 150,000       4,681,500
--------------------------------------------------------------------------------
Check Point Software Technologies Ltd./1/                210,000       6,199,200
--------------------------------------------------------------------------------
EarthLink, Inc./1/                                       198,000       2,900,700
--------------------------------------------------------------------------------
Mercury Interactive Corp./1/                             119,900       2,856,018
--------------------------------------------------------------------------------
Micromuse, Inc./1/                                       205,000       1,896,250
--------------------------------------------------------------------------------
Microsoft Corp./1/                                       142,000       8,257,300


                  14 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

                                                                          Market Value
                                                                   Shares   See Note 1
--------------------------------------------------------------------------------------
Computer Software Continued
Quest Software, Inc./1/                                           173,500 $  2,567,800
--------------------------------------------------------------------------------------
Retek, Inc./1/                                                     80,000    1,625,600
--------------------------------------------------------------------------------------
VeriSign, Inc./1/                                                 117,000    4,529,070
--------------------------------------------------------------------------------------
Veritas Software Corp./1/                                         114,125    3,238,867
                                                                          ------------
                                                                            43,207,665

Communications Equipment--6.2%
CIENA Corp./1/                                                    189,000    3,073,140
--------------------------------------------------------------------------------------
Nokia Corp., Sponsored ADR, A Shares                              235,000    4,819,850
--------------------------------------------------------------------------------------
ONI Systems Corp./1/                                              436,000    2,132,040
--------------------------------------------------------------------------------------
Scientific-Atlanta, Inc.                                           89,600    1,869,952
                                                                          ------------
                                                                            11,894,982
--------------------------------------------------------------------------------------
Electronics--2.9%
O2Micro International Ltd.                                        395,000    5,684,050
                                                                          ------------
Total Common Stocks (Cost $237,296,408)                                    129,270,815

======================================================================================
Preferred Stocks--3.5%

ApplianceWare Holding Corp., Cv., Series B/1,2,3/                 524,781      601,399
--------------------------------------------------------------------------------------
Axsun Technologies, Inc., Cv., Series C/1,2,3/                    685,519    1,455,014
--------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv., Series D/1,2,3/             166,836      314,344
--------------------------------------------------------------------------------------
BroadBand Office, Inc., Cv., Series C/1,2/                         52,909           --
--------------------------------------------------------------------------------------
Centerpoint Broadband Technologies, Inc., Cv., Series D/1,2/      463,822    1,795,919
--------------------------------------------------------------------------------------
fusionOne, Inc., 8% Non-Cum. Cv., Series D/1,2/                   264,186      243,051
--------------------------------------------------------------------------------------
MicroPhotonix Integration Corp., Cv., Series C/1,2,3/             316,691    1,013,095
--------------------------------------------------------------------------------------
Multiplex, Inc., Cv., Series C/1,2/                               387,138      758,790
--------------------------------------------------------------------------------------
Questia Media, Inc., Cv., Series B/1,2/                           258,859      499,999
--------------------------------------------------------------------------------------
Zaffire, Inc., Cv., Series C/1,2/                                  69,252      155,679
                                                                         -------------
Total Preferred Stocks (Cost $25,151,599)                                    6,837,290

======================================================================================
Other Securities--2.7%

Nasdaq-100 Unit Investment Trust/1/ (Cost $5,400,212)             153,100    5,190,090

                                                                Principal
                                                                   Amount
======================================================================================
Convertible Corporate Bonds and Notes--2.9%

Cyras Systems, Inc., 4.50% Cv. Unsec. Sub. Nts., 8/15/05/2/    $  450,000      522,000
--------------------------------------------------------------------------------------
Solectron Corp., Zero Coupon Cv. Sr. Unsec. Unsub. Liquid
Yield Option Nts., 3.61%, 5/8/20/4/                             9,700,000    4,995,500
                                                                         -------------
Total Convertible Bonds (Cost $5,448,417)                                    5,517,500

                  15 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF INVESTMENTS Continued

                                                                   Principal      Market Value
                                                                      Amount        See Note 1
===============================================================================================
Repurchase Agreements--23.1%
Repurchase agreement with Deutsche Bank Securities, Inc.,
2.54%, dated 10/31/01, to be repurchased at $22,370,578 on
11/1/01, collateralized by U.S. Treasury Bonds, 8.125%--8.75%,
8/15/20--8/15/21, with a value of $22,900,445                    $ 22,369,000      $ 22,369,000
-----------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 2.59%, dated
10/31/01, to be repurchased at $22,001,583 on 11/1/01,
collateralized by Federal National Mortgage Assn.,
7.50%, 6/1/31, with a value of $22,498,084                         22,000,000        22,000,000
                                                                                  -------------
Total Repurchase Agreements (Cost $44,369,000)                                      44,369,000

Total Investments, at Value (Cost $317,665,636)                         99.4%       191,184,695

Other Assets Net of Liabilities                                          0.6          1,178,754
                                                                 ------------------------------
Net Assets                                                             100.0%     $ 192,363,449
                                                                 ==============================

Footnotes to Statement of Investments

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted - See Note 5 of Notes to Financial Statements.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of October 31, 2001 amounts to $3,383,852. Transactions during the period in which the issuer was an affiliate are as follows:


                                                                                                                      Unrealized
                                                          Shares         Gross         Gross            Shares      Appreciation
                                                   Oct. 31, 2000     Additions    Reductions     Oct. 31, 2001    (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
Stocks and Warrants
ApplianceWare Holding Corp., Cv., Series B               524,781            --            --           524,781     $ (1,198,600)
Axsun Technologies, Inc., Cv., Series C                       --       685,519            --           685,519       (6,544,993)
Blaze Network Products, Inc., 8% Cv., Series D           166,836            --            --           166,836         (753,406)
MicroPhotonix Integration Corp., Cv., Series C           316,691            --            --           316,691         (986,904)

4. Zero coupon bond reflects the effective yield on the date of purchase.

*See accompanying Notes to Financial Statements.

                  16 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2001

================================================================================
Assets

Investments, at value (including repurchase agreements
of $44,369,000)--see accompanying statement:
Unaffiliated companies (cost $304,797,881)                        $ 187,800,843
Affiliated companies (cost $12,867,755)                               3,383,852
                                                                  --------------
                                                                    191,184,695
--------------------------------------------------------------------------------
Cash                                                                     48,120
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                      1,386,425
Shares of beneficial interest sold                                      501,018
Interest and dividends                                                   94,284
Other                                                                     2,729
                                                                  --------------
Total assets                                                        193,217,271


================================================================================
Liabilities

Payables and other liabilities:
Shares of beneficial interest redeemed                                  695,361
Trustees' compensation                                                   39,053
Distribution and service plan fees                                       38,749
Shareholder reports                                                       3,983
Transfer and shareholder servicing agent fees                             1,795
Other                                                                    74,881
                                                                  --------------
Total liabilities                                                       853,822

================================================================================
Net Assets                                                        $ 192,363,449
                                                                  ==============

================================================================================
Composition of Net Assets

Paid-in capital                                                   $ 622,744,767
--------------------------------------------------------------------------------
Accumulated net investment loss                                         (36,769)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions    (303,863,608)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments          (126,480,941)
                                                                  --------------
Net Assets                                                        $ 192,363,449
                                                                  ==============

See accompanying Notes to Financial Statements.

                  17 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
91,219,957 and 25,994,330 shares of beneficial interest outstanding)              $  3.51
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                       $  3.72
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $75,335,971
and 21,675,158 shares of beneficial interest outstanding)                         $  3.48
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,120,613
and 6,652,915 shares of beneficial interest outstanding)                          $  3.48
-----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,450,477
and 414,265 shares of beneficial interest outstanding)                            $  3.50
-----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $1,236,431 and 348,762 shares of beneficial interest outstanding)   $  3.55

See accompanying Notes to Financial Statements.

                  18 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2001

=============================================================================================================
Investment Income
Interest                                                                                          $ 5,716,431
-------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $572)                                                  161,121
                                                                                              ---------------
Total income                                                                                        5,877,552

=============================================================================================================
Expenses
Management fees                                                                                     3,268,139
-------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                               390,373
Class B                                                                                             1,287,957
Class C                                                                                               381,157
Class N                                                                                                 4,300
-------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                             1,005,302
Class B                                                                                               820,243
Class C                                                                                               245,099
Class N                                                                                                 7,902
Class Y                                                                                                   418
-------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                   422,012
-------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                 54,957
-------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                            32,988
-------------------------------------------------------------------------------------------------------------
Other                                                                                                 133,441
                                                                                              ---------------
Total expenses                                                                                      8,054,288
Less reduction to custodian expenses                                                                 (25,091)
Less voluntary waiver of transfer and shareholder servicing agent fees-Class A, B, C and N          (130,292)
Less voluntary waiver of transfer and shareholder servicing agent fees-Class Y                          (318)
                                                                                              ---------------
Net expenses                                                                                        7,898,587

=============================================================================================================
Net Investment Loss                                                                               (2,021,035)

=============================================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments                                                         (298,217,147)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                             (101,744,638)
                                                                                              ---------------
Net realized and unrealized gain (loss)                                                         (399,961,785)

=============================================================================================================
Net Decrease in Net Assets Resulting from Operations                                          $ (401,982,820)
                                                                                              ===============

See accompanying Notes to Financial Statements.

                  19 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Year Ended      Period Ended
                                                              October 31, 2001  October 31, 20001
=================================================================================================
Operations
Net investment income (loss)                                      $  (2,021,035)   $    (139,783)
-------------------------------------------------------------------------------------------------
Net realized gain (loss)                                           (298,217,147)      (5,646,461)
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               (101,744,638)     (24,736,303)
                                                                   ------------------------------
Net increase (decrease) in net assets resulting from operations    (401,982,820)     (30,522,547)

=================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                (300,492)              --
Class B                                                                      --               --
Class C                                                                      --               --
Class N                                                                      --               --
Class Y                                                                      (2)              --

=================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                              33,019,943      266,456,675
Class B                                                              33,905,122      213,552,155
Class C                                                              13,691,670       60,730,304
Class N                                                               2,083,236               --
Class Y                                                               1,627,205               --

=================================================================================================
Net Assets
Total increase (decrease)                                          (317,956,138)     510,216,587
-------------------------------------------------------------------------------------------------
Beginning of period                                                 510,319,587         103,000/2/
                                                                  -------------------------------
End of period (including accumulated net investment
loss of $36,769 and $1, respectively)                             $ 192,363,449    $ 510,319,587
                                                                  ===============================

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Reflects the value of the Manager's initial seed money investment at April 18, 2000.

See accompanying Notes to Financial Statements.


                  20 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,                                 2001     2000/1/
================================================================================
Per Share Operating Data
Net asset value, beginning of period                        $ 11.24     $ 10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                   (.01)        .01
Net realized and unrealized gain (loss)                       (7.71)       1.23
                                                            --------------------
Total income (loss) from investment operations:               (7.72)       1.24
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.01)         --
                                                            --------------------
Total dividends and/or distributions to shareholders           (.01)         --
--------------------------------------------------------------------------------
Net asset value, end of period                               $ 3.51     $ 11.24
                                                            ====================
================================================================================
Total Return, at Net Asset Value/2/                          (68.74)%     12.40%

================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                     91,220     253,471
--------------------------------------------------------------------------------
Average net assets (in thousands)                         $ 158,376   $ 149,623
--------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income (loss)                                  (0.23)%      0.25%
Expenses                                                       2.08%       1.65%
Expenses, net of voluntary waiver of transfer agent fees       2.04%        N/A
--------------------------------------------------------------------------------
Portfolio turnover rate                                          85%          6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                  21 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS Continued

Class B  Year Ended October 31,                                2001    2000/1/
==============================================================================
Per Share Operating Data
Net asset value, beginning of period                        $ 11.20    $ 10.00
------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                            (.06)      (.01)
Net realized and unrealized gain (loss)                       (7.66)      1.21
                                                           -------------------
Total income (loss) from investment operations:               (7.72)      1.20
------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             --         --
                                                            ------------------
Total dividends and/or distributions to shareholders             --         --
------------------------------------------------------------------------------
Net asset value, end of period                               $ 3.48    $ 11.20
                                                           ===================

==============================================================================
Total Return, at Net Asset Value/2/                          (68.93)%    12.00%

==============================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $75,336   $200,251
------------------------------------------------------------------------------
Average net assets (in thousands)                           128,540    106,620
------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment loss                                           (0.99)%    (0.48)%
Expenses                                                       2.84%      2.39%
Expenses, net of voluntary waiver of transfer agent fees       2.80%      N/A
------------------------------------------------------------------------------
Portfolio turnover rate                                          85%         6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                  22 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Class C Year Ended October 31,                                2001      2000/1/
================================================================================
Per Share Operating Data

Net asset value, beginning of period                       $ 11.20     $ 10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                           (.05)       (.01)
Net realized and unrealized gain (loss)                      (7.67)       1.21
                                                          ----------------------
Total income (loss) from investment operations               (7.72)       1.20
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            --          --
                                                          ----------------------
Total dividends and/or distributions to shareholders            --          --
--------------------------------------------------------------------------------
Net asset value, end of period                             $  3.48     $ 11.20
                                                          ======================

================================================================================
Total Return, at Net Asset Value/2/                         (68.93)%     12.00%

================================================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)                   $23,121     $56,597
--------------------------------------------------------------------------------
Average net assets (in thousands)                          $38,049     $28,193
--------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment loss                                          (1.00)%     (0.47)%
Expenses                                                      2.84%       2.39%
Expenses, net of voluntary waiver of transfer agent fees      2.80%        N/A
--------------------------------------------------------------------------------
Portfolio turnover rate                                         85%         6%

1. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                  23 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FINANCIAL HIGHLIGHTS Continued

                                                            Class N               Class Y
                                                             Period                  Year
                                                              Ended                 Ended
                                                           Oct. 31,               Oct. 31,
                                                           2001/ 1/    2001        2000/2/
==========================================================================================
Per Share Operating Data

Net asset value, beginning of period                         $ 6.59      $ 11.26   $ 10.00
------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                   (.03)         --3       .02
Net realized and unrealized gain (loss)                       (3.06)       (7.69)     1.24
                                                            ------------------------------
Total income (loss) from investment operations                (3.09)       (7.69)     1.26
------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             --         (.02)       --
                                                            ------------------------------
Total dividends and/or distributions to shareholders             --         (.02)       --
------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 3.50      $  3.55   $ 11.26
                                                            ==============================

==========================================================================================
Total Return, at Net Asset Value/4/                          (46.89)%     (68.40)%   12.60%

==========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                     $1,450      $ 1,236   $     1
------------------------------------------------------------------------------------------
Average net assets (in thousands)                            $1,287      $   331   $     1
------------------------------------------------------------------------------------------
Ratios to average net assets:/5/
Net investment income (loss)                                  (1.24)%      (0.08)%    0.33%
Expenses                                                       2.61%        1.33%     1.42%
Expenses, net of voluntary waiver of transfer agent fees       2.57%        1.23%      N/A
------------------------------------------------------------------------------------------
Portfolio turnover rate                                          85%          85%        6%

1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. For the period from April 25, 2000 (inception of offering) to October 31,
2000.
3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


                  24 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Emerging Technologies Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                  25 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of October 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

          Expiring
          -------------------------------
          2008              $   5,646,461
          2009                277,454,258
                            -------------
          Total             $ 283,100,719
                            =============

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2001, the Fund's projected benefit obligations were increased by $36,769, resulting in an accumulated liability of $36,769 as of October 31, 2001.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

                  26 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $2,284,761. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  27 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
2.   Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         Year Ended October 31, 2001/1/    Period Ended October 31, 2001/2/
                                              Shares         Amount            Shares              Amount
-------------------------------------------------------------------------------------------------------------
Class A
Sold                                       14,879,485   $ 102,528,400        25,707,400         $ 304,796,287
Dividends and/or
distributions reinvested                       27,095         280,977                --                    --
Redeemed                                  (11,466,289)    (69,789,434)       (3,163,361)          (38,339,612)
                                         ---------------------------------------------------------------------
Net increase (decrease)                     3,440,291    $ 33,019,943        22,544,039         $ 266,456,675
                                         =====================================================================

-------------------------------------------------------------------------------------------------------------
Class B
Sold                                        9,478,580    $ 66,257,999        18,503,747         $ 221,172,552
Dividends and/or
distributions reinvested                           --              --                --                    --
Redeemed                                   (5,680,601)    (32,352,877)         (626,668)           (7,620,397)
                                         ---------------------------------------------------------------------
Net increase (decrease)                     3,797,979    $ 33,905,122        17,877,079         $ 213,552,155
                                         =====================================================================

-------------------------------------------------------------------------------------------------------------
Class C
Sold                                        4,831,881    $ 32,141,537         5,263,840          $ 63,254,836
Dividends and/or
distributions reinvested                           --              --                --                    --
Redeemed                                   (3,232,646)    (18,449,867)         (210,260)           (2,524,532)
                                         ---------------------------------------------------------------------
Net increase (decrease)                     1,599,235    $ 13,691,670         5,053,580          $ 60,730,304
                                         =====================================================================

-------------------------------------------------------------------------------------------------------------
Class N
Sold                                          426,922     $ 2,139,222                --   $                --
Dividends and/or
distributions reinvested                           --              --                --                    --
Redeemed                                     (12,657)        (55,986)                --                    --
                                         ---------------------------------------------------------------------
Net increase (decrease)                       414,265     $ 2,083,236                --   $                --
                                         =====================================================================

-------------------------------------------------------------------------------------------------------------
Class Y
Sold                                          382,481     $ 1,750,586                --   $                --
Dividends and/or
distributions reinvested                           --              --                --                    --
Redeemed                                      (33,819)       (123,381)               --                    --
                                         ---------------------------------------------------------------------
Net increase (decrease)                       348,662     $ 1,627,205                --   $                --
                                         =====================================================================

1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.
2. For the period from April 25, 2000 (inception of offering) to October 31,
2000.


                  28 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were $374,514,613 and $181,172,562, respectively.

As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $338,428,526 was:

          Gross unrealized appreciation                          $   2,285,692
          Gross unrealized depreciation                           (149,529,523)
                                                                 --------------
          Net unrealized appreciation (depreciation)             $(147,243,831)
                                                                 ==============

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of average annual net assets. The Fund's management fee for the year ended October 31, 2001 was an annualized rate of 1.00%.
--------------------------------------------------------------------------------
Transfer Agent Fees OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C, N and Y shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001 and to 0.25% of average net assets for Class Y shares effective January 1, 2001.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   Aggregate              Class A         Commissions         Commissions         Commissions         Commissions
                   Front-End            Front-End          on Class A          on Class B          on Class C          on Class N
               Sales Charges        Sales Charges              Shares              Shares              Shares              Shares
                  on Class A          Retained by         Advanced by         Advanced by         Advanced by         Advanced by
Year Ended            Shares          Distributor         Distributor/1/      Distributor/1/      Distributor/1/      Distributor/1/
------------------------------------------------------------------------------------------------------------------------------------
October 31,
2001             $1,532,470           $424,394              $74,117             $2,075,174          $209,534            $20,889

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                           Class A                  Class B                    Class C                    Class N
                               Contingent Deferred      Contingent Deferred        Contingent Deferred        Contingent Deferred
                                     Sales Charges            Sales Charges              Sales Charges              Sales Charges
Year Ended                 Retained by Distributor  Retained by Distributor    Retained by Distributor    Retained by Distributor
------------------------------------------------------------------------------------------------------------------------------------
October 31,
2001                                        $7,448                $ 449,939                   $ 38,358                        $9

                  29 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A plan totaled $390,373, all of which were paid by the Distributor to recipients, and included $31,067 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                  30 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:

                                                                Distributor's
                                               Distributor's        Aggregate
                                                   Aggregate     Unreimbursed
                                                Unreimbursed    Expenses as %
           Total Payments     Amount Retained       Expenses    of Net Assets
               Under Plan      by Distributor     Under Plan         of Class
--------------------------------------------------------------------------------
Class B Plan   $1,287,957          $1,193,063     $8,467,566            11.24%
Class C Plan      381,157             247,776        663,348             2.87
Class N Plan        4,300               3,923         31,288             2.16

================================================================================
5. Illiquid or Restricted Securities
As of October 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2001, was $9,575,961, which represents 4.98% of the Fund's net assets, of which $9,053,961 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                Unrealized
                                              Acquisition                Valuation as of      Appreciation
Security                                            Dates      Cost     October 31, 2001    (Depreciation)
----------------------------------------------------------------------------------------------------------
Stocks and Warrants
ApplianceWare Holding Corp., Cv.,
Series B                                          7/11/00     $1,799,999      $  601,399      $(1,198,600)
Axsun Technologies, Inc., Cv.,
Series C                                         12/13/00      8,000,007       1,455,014       (6,544,993)
Blaze Network Products, Inc., 8% Cv.,
Series D                                         10/17/00      1,067,750         314,344         (753,406)
BroadBand Office, Inc., Cv., Series C             8/28/00        999,980              --         (999,980)
Centerpoint Broadband Technologies,
Inc., Cv., Series D                              10/23/00      5,000,001       1,795,919       (3,204,082)
fusionOne, Inc., 8% Non-Cum. Cv.,
Series D                                           9/6/00      1,434,530         243,051       (1,191,479)
MicroPhotonix Integration Corp., Cv.,
Series C                                           7/6/00      1,999,999       1,013,095         (986,904)
Multiplex, Inc., Cv., Series C                     2/9/01      2,849,335         758,790       (2,090,545)
Questia Media, Inc., Cv., Series B                8/18/00        999,998         499,999         (499,999)
Tellium, Inc.                                     9/20/00      5,000,010       2,216,671       (2,783,339)
Zaffire, Inc., Cv., Series C                      5/26/00        999,999         155,679         (844,320)

                  31 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the year ended or at October 31, 2001.

                  32 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Emerging Technologies Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Technologies Fund, including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, and the period from April 25, 2000 (inception of offering) to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Technologies Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period from April 25, 2000 (inception of offering) to October 31, 2000, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP


Denver, Colorado
November 21, 2001



                  33 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends of $0.0124 and $0.0248 per share were paid to Class A and Class Y shareholders, respectively, on December 12, 2000, all of which was designated as ordinary income for federal income tax purposes.
     None of the dividends paid by the Fund during the year ended October 31, 2001, are eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  34 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

OPPENHEIMER EMERGING TECHNOLOGIES FUND

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         John V. Murphy, President and Trustee
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Bruce L. Bartlett, Vice President
                         James F. Turner, Vice President
                         Robert G. Zack, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Katherine P. Feld, Assistant Secretary
                         Kathleen T. Ives, Assistant Secretary
                         Denis R. Molleur, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Accountants  KPMG LLP

================================================================================
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York, NY 10018.


              /c/Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


                  35 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

OPPENHEIMERFUNDS FAMILY

Global Equity         Developing Markets Fund                      Global Fund
                      International Small Company Fund             Quest Global Value Fund
                      Europe Fund                                  Global Growth & Income Fund
                      International Growth Fund
-------------------------------------------------------------------------------------------------
Equity                Stock                                        Stock & Bond
                      Emerging Technologies Fund                   Quest Opportunity Value Fund
                      Emerging Growth Fund                         Total Return Fund
                      Enterprise Fund                              Quest Balanced Value Fund
                      Discovery Fund                               Capital Income Fund
                      Main Street(r) Small Cap Fund                Multiple Strategies Fund
                      Small Cap Value Fund                         Disciplined Allocation Fund
                      MidCap Fund                                  Convertible Securities Fund
                      Main Street(r) Opportunity Fund              Specialty
                      Growth Fund                                  Real Asset Fund(r)
                      Capital Appreciation Fund                    Gold & Special Minerals Fund
                      Main Street(r) Growth & Income Fund
                      Value Fund
                      Quest Capital Value Fund
                      Trinity Large Cap Growth Fund/1/
                      Trinity Core Fund
                      Trinity Value Fund
-------------------------------------------------------------------------------------------------
Income                Taxable                                      Municipal
                      International Bond Fund                      California Municipal Fund/4/
                      High Yield Fund                              New Jersey Municipal Fund/4/
                      Champion Income Fund                         New York Municipal Fund/4/
                      Strategic Income Fund                        Pennsylvania Municipal Fund/4/
                      Bond Fund                                    Municipal Bond Fund
                      Senior Floating Rate Fund                    Intermediate Municipal Fund
                      U.S. Government Trust
                      Limited-Term Government Fund
                      Capital Preservation Fund/2/
                      Rochester Division
                      Rochester National Municipals/3/
                      Rochester Fund Municipals
                      Limited Term New York Municipal Fund
-------------------------------------------------------------------------------------------------
Select Managers       Stock                                        Stock & Bond
                      Mercury Advisors Focus Growth Fund           QM Active Balanced Fund/2/
                      Gartmore Millennium Growth Fund II/5/
                      Jennison Growth Fund
                      Salomon Brothers Capital Fund
                      Mercury Advisors S&P 500(r) Index Fund/2/
-------------------------------------------------------------------------------------------------
Money Market/6/       Money Market Fund                            Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from "Oppenheimer Florida Municipal Fund" on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.Although these funds may seek to preserve the value of your investment at $1.00 per share,it is possible to lose money by investing in these funds.
For more complete information about any of the Oppenheimer funds,including charges,expenses and risks,ask for a prospectus from your financial advisor,call OppenheimerFunds Distributor,Inc.at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com.Read the prospectus carefully before you invest or send money.


                  36 | OPPENHEIMER EMERGING TECHNOLOGIES FUND

INFORMATION AND SERVICES

          As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance./1/ So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
          Internet
          24-hr access to account information and transactions/2/ www.oppenheimerfunds.com
          ---------------------------------------------------------------------
          General Information
          Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
          1.800.525.7048
          ---------------------------------------------------------------------
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          ---------------------------------------------------------------------
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          ---------------------------------------------------------------------
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          Mon-Fri 9am-6:30pm ET 1.800.843.4461
          ---------------------------------------------------------------------
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          ---------------------------------------------------------------------
          eDocs Direct
          Receive shareholder reports and prospectus
          notifications for your funds via email.
          Sign up at www.oppenheimerfunds.com
          ---------------------------------------------------------------------
          Ticker Symbols Class A: OETAX Class B: OETBX
                         Class C: OETCX Class N: OETNX
                         Class Y: OETYX
--------------------------------------------------------------------------------

          1. Automatic investment plans do not assure profit or protect against losses in declining markets.

          2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

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